UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 13, 2007


                          COMVERSE TECHNOLOGY, INC.
            (Exact name of registrant as specified in its charter)

NEW YORK                                                        13-3238402
(State or other                                          (I.R.S.  Employer
jurisdiction of                                        Identification No.)
incorporation or
organization)

              810 SEVENTH AVENUE
              NEW YORK, NEW YORK                               10019
            (Address of principal                            (Zip Code)
              executive offices)

        Registrant's telephone number, including area code: 212-739-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On November 13, 2007, Comverse Technology, Inc. (the "Company") issued a press release announcing that as part of its organizational realignment, Andre Dahan, the Company's President and Chief Executive Officer, will assume the additional position of President and Chief Executive Officer of Comverse, Inc. In connection with this realignment, Yaron Tchwella, the current President of Comverse, Inc., will be leaving the Company following a transition period.

A copy of the press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

      (d)   EXHIBITS:

            Exhibit No.                         Description
            -----------                         -----------
                99.1 Press Release of Comverse Technology, Inc. dated November 13, 2007



















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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                COMVERSE TECHNOLOGY, INC.


Date:  November 19, 2007                        By:  /s/  Cynthia Shereda
                                                    ----------------------------
                                                Name:  Cynthia Shereda
                                                Title: Executive Vice President
                                                       and General Counsel
























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                                  EXHIBIT INDEX

            Exhibit No.                         Description
            -----------                         -----------

                  99.1 Press Release of Comverse Technology, Inc. dated November 13, 2007

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